SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Investment Managers Series Trust II

(Name of Registrant as Specified in Its Charter)

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Kennedy cAPITAL ESG SMID CAP Fund

KENNEDY CAPITAL SMALL CAP GROWTH Fund

KENNEDY CAPITAL SMALL CAP VALUE Fund

[   ], 2023

Dear Shareholder,

A special meeting of the Shareholders of the Kennedy Capital ESG SMID Cap Fund (the “ESG SMID Cap Fund”), Kennedy Capital Small Cap Growth Fund (the “Small Cap Growth Fund”), and Kennedy Capital Small Cap Value Fund (the “Small Cap Value Fund”) (together, the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), has been scheduled for March 29, 2023 (the “Special Meeting”). At the Special Meeting, shareholders of each Fund will separately consider a proposal (each, a “Proposal”) to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Kennedy Capital Management LLC (“KCM”), pursuant to which KCM will continue to serve as the investment adviser to their Fund (the “New Advisory Agreement”).

KCM has served as investment adviser to the Funds since the commencement of each Fund’s operations. Prior to February [ ● ], 2023, KCM served pursuant to an investment advisory agreement between KCM and the Trust, on behalf of each Fund, dated June 28, 2019, and as amended and restated April 25, 2022 (the “Initial Advisory Agreement”). On November 15, 2022, KCM and Azimut Group (“Azimut”) announced that Azimut, through Azimut US Holdings, Inc., intended to purchase a 35% equity interest in KCM, with the remainder continuing to be widely held by existing KCM employees (the “Transaction”). The Transaction closed on February [ ● ], 2023 (the “Closing”). In connection with the Transaction, Azimut has the option to purchase a majority interest in KCM following the second anniversary of Closing.

Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction constituted an assignment and resulted in the automatic termination of the Initial Advisory Agreement. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, at a meeting held on January 19, 2023, considered and approved the New Advisory Agreement with respect to each Fund with terms substantially similar to those of the Initial Advisory Agreement and for the same fees that were in effect under the Initial Advisory Agreement. The New Advisory Agreement is effective with respect to each Fund for 150 days from the date of the Closing, unless approved by the shareholders of the respective Fund, in which case the New Advisory Agreement will remain in effect for a two-year period. To provide for continuity in the operation of your Fund(s), you are being asked to approve the New Advisory Agreement at the Special Meeting.

Under the New Advisory Agreement, KCM continues to provide investment advisory services to the Funds, subject to the oversight of the Board of Trustees. The Funds’ investment objectives and investment strategies have not changed as a result of the Transaction and the investment advisory personnel who provided services to the Funds prior to the Transaction continue to do so following the Closing. Approval of the New Advisory Agreement will not alter the number of shares of a Fund you own.

You are being asked to approve the New Advisory Agreement with respect to your Fund. If a Proposal is not approved for one or more Funds, management expects that the Special Meeting would be adjourned for the particular Fund(s) to give more time to solicit shareholder votes in favor of the Proposal that did not receive shareholder approval. Any Proposal for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other Proposal. In the case that a Proposal is not approved, the Board will consider other possible courses of action. The Board will take such action as it deems necessary and in the best interests of that Fund and its shareholders, which may include further solicitation of the Fund’s shareholders, solicitation of the approval of different proposals, or the liquidation of the Fund.

The Board of Trustees has concluded that the approval of the New Advisory Agreement would serve the best interests of each Fund and its respective shareholders, as applicable. The Board of Trustees recommends that you vote FOR the approval of these Proposals after carefully reviewing the enclosed materials.

Your vote is important. The Transaction and the Proposals are discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the Funds.

Sincerely,

[signature to be provided]

Terrance Gallagher

President

Kennedy cAPITAL ESG SMID CAP Fund

KENNEDY CAPITAL SMALL CAP GROWTH Fund

KENNEDY CAPITAL SMALL CAP value Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 29, 2023

A special meeting of shareholders (the “Special Meeting”) of the Kennedy Capital ESG SMID Cap Fund, Kennedy Capital Small Cap Growth Fund, and Kennedy Capital Small Cap Value Fund (each, a “Fund” and together, the “Funds”) will be held on March 29, 2023, at 9:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the Special Meeting, we will ask shareholders to vote on the following proposals with respect to their Fund(s):

1.	Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital ESG SMID Cap Fund, and Kennedy Capital Management LLC;

2.	Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital Small Cap Growth Fund, and Kennedy Capital Management LLC;

3.	Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital Small Cap Value Fund, and Kennedy Capital Management LLC; and

4.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The Board of Trustees of the Trust has unanimously approved the proposal with respect to each Fund. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL(S) WITH RESPECT TO YOUR FUND(S).

Please read the accompanying Proxy Statement for a more complete discussion of the proposals. Shareholders of a Fund of record as of the close of business on February 15, 2023, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy card at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

[signature to be provided]

Terrance Gallagher

President

[   ], 2023

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD(S) PROMPTLY.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the matters being submitted to a shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposals (each, a “Proposal” and collectively, the “Proposals”) and keep it for future reference.

QUESTIONS AND ANSWERS

Question: What is happening?

Answer: A Special Meeting of the Shareholders of the Kennedy Capital ESG SMID Cap Fund (the “ESG SMID Cap Fund”), Kennedy Capital Small Cap Growth Fund (the “Small Cap Growth Fund”), and Kennedy Capital Small Cap Value Fund (the “Small Cap Value Fund”) (each a “Fund” and, together, the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), has been scheduled for March 29, 2023 (the “Special Meeting”). At the Special Meeting, shareholders of each Fund will separately consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of each respective Fund, and Kennedy Capital Management LLC (“KCM”), pursuant to which KCM will continue to serve as the investment adviser to each respective Fund (the “New Advisory Agreement”).

KCM has served as investment adviser to the Funds since the commencement of each Fund’s operations. Prior to February [ ● ], 2023, KCM served pursuant to an investment advisory agreement between KCM and the Trust, on behalf of each Fund, dated June 28, 2019, and as amended and restated April 25, 2022 (the “Initial Advisory Agreement”). On November 15, 2022, KCM and Azimut Group (“Azimut”) announced that Azimut, through Azimut US Holdings, Inc., intended to purchase a 35% equity interest in KCM, with the remainder continuing to be widely held by existing KCM employees (the “Transaction”). The Transaction closed on February [ ● ], 2023 (the “Closing”). In connection with the Transaction, Azimut has the option to purchase a majority interest in KCM following the second anniversary of Closing.

Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction constituted an assignment and resulted in the automatic termination of the Initial Advisory Agreement. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, at a meeting held on January 19, 2023, considered and approved the New Advisory Agreement with respect to each Fund which allows KCM to continue to serve as the investment adviser to the Funds, subject to the oversight of the Board, under terms that are substantially similar to those of the Initial Advisory Agreement and for the same fees that were in effect under the Initial Advisory Agreement. The New Advisory Agreement is effective with respect to each Fund for 150 days from the date of the Closing, unless approved by the shareholders of the respective Fund, in which case the New Advisory Agreement will remain in effect for a two-year period. To provide for continuity in the operation of each Fund, the Board has determined that it is appropriate to seek shareholder approval of the New Advisory Agreement at the Special Meeting.

The New Advisory Agreement is included as Appendix A to this Proxy Statement.

Question: What Proposals am I being asked to vote on?

Answer: The following table identifies which shareholders are being solicited to vote on which Proposals:

	Proposal	Shareholders Voting
1.	Approval of a new investment advisory agreement between the Trust, on behalf of the ESG SMID Cap Fund, and KCM.	Shareholders of ESG SMID Cap Fund
2.	Approval of a new investment advisory agreement between the Trust, on behalf of the Small Cap Growth Fund, and KCM.	Shareholders of Small Cap Growth Fund
3.	Approval of a new investment advisory agreement between the Trust, on behalf of the Small Cap Value Fund, and KCM.	Shareholders of Small Cap Value Fund
4.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.	Shareholders of each Fund, voting separately

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because on February 15, 2023 (the “Record Date”) you owned shares of the Fund(s). As a result, you have the right to vote on these very important Proposals with respect to your respective Fund(s) and are entitled to be present at and to vote at the Special Meeting. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Question: How will the Transaction or the approval of the New Advisory Agreement affect me as a Fund shareholder?

Answer: The nature and quality of the services provided to the Funds are not expected to change as a result of the Transaction or the approval of the New Advisory Agreement. Further, there has been and will be no changes in the Funds’ investment objectives or principal investment strategies as a result of the Transaction or the approval of the New Advisory Agreement, and you will still own the same number of shares of your Fund(s) following the approval of the New Advisory Agreement. In addition, the portfolio managers that managed the Funds prior to the Transaction continue to do so following the Closing and will continue to do so upon the approval of the New Advisory Agreement.

The terms of the New Advisory Agreement are substantially similar to those of the Initial Advisory Agreement in all material respects except that, as required under the 1940 Act, the New Advisory Agreement will terminate with respect to a Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Advisory Agreement with respect to a Fund will be escrowed until shareholders of the Fund approve the New Advisory Agreement. The advisory fee rates under the New Advisory Agreement remain the same as the advisory fees paid to KCM pursuant to the Initial Advisory Agreement and the same expense limitation arrangement in place prior to the Transaction has been maintained. If approved by the shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Question: Has the Board of Trustees approved the New Advisory Agreement and how does the Board of Trustees recommend that I vote?

Answer: The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on January 19, 2023. The Board of Trustees recommends that you vote FOR the Proposals with respect to your Fund(s).

Question: What will happen if shareholders do not approve a Proposal?

Answer: If a Proposal is not approved for one or more Funds, management expects that the Special Meeting would be adjourned for the particular Fund(s) to give more time to solicit shareholder votes in favor of the Proposal that did not receive shareholder approval. Any Proposal for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other Proposal. In the case that a Proposal is not approved, the Board will consider other possible courses of action. The Board will take such action as it deems necessary and in the best interests of that Fund and its shareholders, which may include further solicitation of the Fund’s shareholders, solicitation of the approval of different proposals, or the liquidation of the Fund.

Question: Who is entitled to vote?

Answer: If you owned shares of a Fund as of the close of business on the Record Date, you are entitled to vote on the Proposal(s) with respect to your Fund(s).

Question: What vote is required to approve the Proposal with respect to my Fund?

Answer: The 1940 Act requires the Proposal to be approved by a “vote of the majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present and entitled to vote at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 on March 29, 2023, at 9:00 a.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

•	In Person: Attend the Special Meeting as described in the Proxy Statement.

•	By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;

•	By Telephone: Call the toll-free number printed on the enclosed proxy card(s); or

•	By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposal(s) with respect to your Fund(s).

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person.

Question: Who will bear the costs related to this proxy solicitation?

Answer: KCM has agreed to bear all costs related to the Special Meeting, including legal costs, the costs of retaining Broadridge Financial Solutions and other expenses incurred in connection with the solicitation of proxies.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the toll-free number listed on the enclosed proxy card(s). Representatives are available Monday through Friday [9:00 a.m. to 10:00 p.m. Eastern Time.]

INVESTMENT MANAGERS SERIES TRUST II

PROXY STATEMENT

TO SHAREHOLDERS OF THE

Kennedy cAPITAL ESG SMID CAP FUND

KENNEDY CAPITAL SMALL CAP GROWTH FUND

KENNEDY CAPITAL SMALL CAP VALUE FUND

The Board of Trustees of Investment Managers Series Trust II (the “Trust”) is sending this Proxy Statement to the shareholders of the Kennedy Capital ESG SMID Cap Fund (the “ESG SMID Cap Fund”), Kennedy Capital Small Cap Growth Fund (the “Small Cap Growth Fund”), Kennedy Capital Small Cap Value Fund (the “Small Cap Value Fund”) (each, a “Fund” and collectively, the “Funds”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Funds (the “Special Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about [ ], 2023, to the shareholders of the Funds of record as of February 15, 2023 (the “Record Date”).

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on March 29, 2023. This Proxy Statement is available on the Internet at [                    ].

At the Special Meeting, shareholders will be asked to vote on the following proposals with respect to their Fund(s):

1.	Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital ESG SMID Cap Fund, and Kennedy Capital Management LLC;

2.	Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital Small Cap Growth Fund, and Kennedy Capital Management LLC;

3.	Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital Small Cap Value Fund, and Kennedy Capital Management LLC; and

4.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

INTRODUCTION

Kennedy Capital Management LLC (“KCM”) has served as investment adviser to the Funds since the commencement of each Fund’s operations. Prior to February [ ● ], 2023, KCM served pursuant to an investment advisory agreement between KCM and the Trust, on behalf of each Fund, dated June 28, 2019, and as amended and restated April 25, 2022 (the “Initial Advisory Agreement”). On November 15, 2022, KCM and Azimut Group (“Azimut”) announced that Azimut, through Azimut US Holdings, Inc., intended to purchase a 35% equity interest in KCM, with the remainder continuing to be widely held by existing KCM employees (the “Transaction”). The Transaction closed on February [ ● ], 2023 (the “Closing”). In connection with the Transaction, Azimut has the option to purchase a majority interest in KCM following the second anniversary of Closing.

Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction constituted an assignment and resulted in the automatic termination of the Initial Advisory Agreement. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, at a meeting held on January 19, 2023, considered and approved a new investment advisory agreement between the Trust, on behalf of each Fund, and KCM (the “New Advisory Agreement”) which allows KCM, subject to the oversight of the Board of Trustees, to continue to serve as the investment adviser to the Funds. The New Advisory Agreement is effective with respect to each Fund for 150 days from the date of the Closing, unless approved by the shareholders of the respective Fund, in which case the New Advisory Agreement will remain in effect for a two-year period. Under the New Advisory Agreement, KCM provides investment advisory services to each Fund, subject to the oversight of the Board, on terms that are substantially similar in all material respects to those of the Initial Advisory Agreement and for the same fees that were in effect under the Initial Advisory Agreement.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided that: the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement; compensation earned under the new agreement will be escrowed until shareholders approve the new agreement; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the new agreement. Pursuant to Rule 15a-4, the Board of Trustees has appointed KCM to continue to serve as the interim investment adviser to each Fund (effective as of the date of the Closing) and is seeking to obtain approval of the New Advisory Agreement by the shareholders of each Fund. The New Advisory Agreement will terminate with respect to a Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund.

The New Agreement is included as Appendix A to this Proxy Statement.

PROPOSAL 1-3 – Approval OF NEW ADVISORY AGREEMENT

Information Regarding KCM and the Initial Investment Advisory Agreement with KCM

KCM, located at 10829 Olive Boulevard, Suite 100, St. Louis, Missouri 63141, is currently the investment adviser to the Funds. Founded in 1980, KCM is an SEC-registered investment adviser. As of December 31, 2022, KCM’s total assets under management were approximately $[3.72] billion. As of the Closing, Azimut, through Azimut US Holdings, Inc., holds a 35% equity interest in KCM, with the remainder widely held by existing KCM employees.

Prior to February [ ], KCM served as investment advisor to each Fund pursuant to the Initial Advisory Agreement. The Initial Advisory Agreement described the services that KCM provides to the Funds, which generally include reviewing, supervising, and administering the investment program of the Funds. KCM was not liable to the Trust under the terms of the Initial Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by KCM or the Trust in connection with the performance of the Initial Advisory Agreement, except a loss resulting from a breach of fiduciary duty by KCM with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on KCM’s part in the performance of its duties or from reckless disregard by KCM of its duties under the Initial Advisory Agreement. The Initial Advisory Agreement continued in force from year to year with respect to the Funds so long as it was specifically approved at least annually in the manner required by the 1940 Act. The Initial Advisory Agreement could be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to KCM; or (ii) by KCM on 60 days’ written notice to the Trust. In addition, the Initial Advisory Agreement with respect to a Fund terminated automatically upon its assignment (as defined in the 1940 Act).

The Initial Advisory Agreement with respect to the ESG SMID Cap Fund was submitted for approval by the initial shareholder of the Fund prior to the Fund’s commencement of operations on June 28, 2019. The Initial Advisory Agreement with respect to the Small Cap Growth Fund was submitted for approval by the initial shareholder of the Fund prior the Fund’s commencement of operations on April 27, 2022. The Initial Advisory Agreement with respect to the Small Cap Value Fund was submitted for approval by the initial shareholder of the Fund prior the Fund’s commencement of operations on April 27, 2022.

Pursuant to the Initial Advisory Agreement, for its services, KCM was entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended December 31, 2022, KCM received advisory fees, net of fee waivers pursuant to its expense limitation agreements with the Trust on behalf of each Fund, as follows:

Fund Name	Contractual Management Fee to Advisor	Management Fees Paid to Advisor for the Fiscal Year Ended December 31, 2022 (Net of Waiver)
ESG SMID Cap Fund	0.75%	0.05%
Small Cap Growth Fund*	0.82%	0.00%
Small Cap Value Fund*	0.82%	0.00%

*The Fund commenced operation on April 27, 2022.

The investment advisory fees paid by each Fund to KCM and applicable fee waivers during each Fund’s most recent fiscal year ended December 31, 2022, were as follows:

Fund Name	Gross Advisory Fees	Advisory Fees Recouped/ (Waived)	Net Advisory Fees
ESG SMID Cap Fund	$233,374	$(216,728)	$16,646
Small Cap Growth Fund*	$2,663	$(2,663)	$0
Small Cap Value Fund*	$10,756	$(10,756)	$0

Prior to the Transaction, KCM contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) did not exceed the limits set forth below:

	Expense Limit as a Percent of Average Daily Net Assets
Fund Name	Institutional Class Shares	Investor Class Shares
ESG SMID Cap Fund	0.82%	1.07%
Small Cap Growth Fund	0.89%	1.14%
Small Cap Value Fund	0.89%	1.14%

This contractual expense limitation agreement terminated upon the termination of the Initial Advisory Agreement; however, as discussed below, KCM agreed to maintain the contractual expense limitation arrangement after the Transaction. Fees waived and expenses paid by KCM may be reimbursed for a period ending three years after the day of any such waiver or payment if the reimbursement will not cause a Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

The names and principal occupations of each principal executive officer and director of KCM are listed below. Unless otherwise noted, the address of each person listed is Kennedy Capital Management LLC, 10829 Olive Boulevard, Suite 100, St. Louis, Missouri 63141.

Name	Principal Occupation
Donald Cobin	Chairman of the Board, President, Chief Executive Officer & Portfolio Manager
Richard Oliver	Chief Financial Officer
Francis Latuda	Director, Chief Investment Officer & Portfolio Manager
James Boyne	Director
Jean Barnard	Director, Portfolio Manager & Director of Research
Patrick Wolcott	Vice President & Chief Operating Officer
Niraj Shah	Vice President & Chief Strategy Officer
Doris Hunt	Chief Compliance Officer

The following information was provided by KCM regarding other registered funds managed by KCM which have investment objectives similar to the investment objective of the Kennedy Capital Small Cap Value Fund.

Fund (Similar to the Kennedy Capital Small Cap Value Fund)	Fee Rate	Total Fund Assets Sub-Advised by KCM as of December 31, 2022	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
State Street Institutional Small Cap Equity Fund	0.65% On the first $150 million in assets 0.60% On the next $150 million in assets 0.55% On the balance over $300 million in assets	$161,297,755	No
State Street Small Cap Equity V.I.S. Fund	0.65% On the first $150 million in assets 0.60% On the next $150 million in assets 0.55% On the balance over $300 million in assets	$4,300,644	No

Terms of the New Advisory Agreement

The terms of the New Advisory Agreement with KCM are substantially the same as the terms of the Initial Advisory Agreement except that, as required under the 1940 Act, the New Advisory Agreement will terminate with respect to each Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Advisory Agreement with respect to each Fund will be escrowed until shareholders of the Fund approve the New Advisory Agreement. The New Advisory Agreement describes the services that KCM provides to the Funds, which generally include reviewing, supervising, and administering the investment program of the Funds. KCM is not liable to the Trust under the terms of the New Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by KCM or the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty by KCM with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on KCM’s part in the performance of its duties or from reckless disregard by KCM of its duties under the New Advisory Agreement.

If approved by the shareholders of a Fund, the New Advisory Agreement would continue in force with respect to the Fund for a period of two years after its effective date, unless sooner terminated as provided in the New Advisory Agreement. The New Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty by (i) the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to KCM; or (ii) by KCM upon 60 days’ written notice to the Trust. In addition, the New Advisory Agreement with respect to a Fund will terminate automatically upon its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, KCM is entitled to an annual advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the fee schedule under the Initial Advisory Agreement:

Fund	Fee
ESG SMID Cap Fund	0.75%
Small Cap Growth Fund	0.82%
Small Cap Value Fund	0.82%

In addition, KCM has contractually agreed to maintain the same expense limitation arrangement for the Funds described above until April 30, 2025. In particular, KCM has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the Fund’s total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the limit set forth below:

	Expense Limit as a Percent of Average Daily Net Assets
Fund Name	Institutional Class Shares	Investor Class Shares
ESG SMID Cap Fund	0.82%	1.07%
Small Cap Growth Fund	0.89%	1.14%
Small Cap Value Fund	0.89%	1.14%

Fees waived and expenses paid by KCM may be reimbursed for a period ending three years after the day of any such waiver or payment. In addition, KCM is permitted to seek reimbursement of fees waived or payments made to a Fund prior to the Transaction, for a period of three years after the day of any such waiver or payment. In each case, such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Board Consideration of New Advisory Agreement

At a meeting held on January 19, 2023 (the “Meeting”), the Board considered the New Advisory Agreement with respect to the Funds.

In advance of the Meeting, the Board received information about the Funds and the New Advisory Agreement from KCM and from Mutual Fund Administration, LLC (“MFAC”) and UMB Fund Services, Inc. (“UMBFS”), the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Transaction; information regarding KCM’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each, a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each, a “Fund Universe”) for periods ended October 31, 2022; and reports comparing the investment advisory fees and total expenses of each Fund with those of its Peer Group and Fund Universe. At the Meeting, the Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the New Advisory Agreement. In addition, at the Meeting, the Board considered information reviewed by the Board throughout the year at other Board and Board committee meetings. No representatives of KCM were present during the Board’s consideration of the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

At the Meeting, the Board considered the overall quality of services provided by KCM to the Funds pursuant to the then-current Initial Advisory Agreement and to be provided by KCM to the Funds pursuant to the New Advisory Agreement. In doing so, the Board considered the role of KCM as investment adviser to the Funds, noting that KCM had served as the Funds’ investment adviser since their inception and provided overall supervision of the general investment management and day-to-day investment operations of each Fund. The Board considered the qualifications, experience and responsibilities of the personnel involved in the day-to-day activities of the Funds, noting that the key personnel of Kennedy would continue to be involved following the Transaction. The Board also considered the overall quality of KCM’s organization and operations, its commitment to the maintenance and growth of the Funds’ assets, and KCM’s compliance structure and compliance procedures.

With respect to the performance results of the Funds, the Meeting materials indicated the following with respect to periods ended October 31, 2022:

•	The ESG SMID Cap Fund’s total return for the three-year period was above the Russell 2500 Index return, the Peer Group median return and the Small Blend Fund Universe median return. The Fund’s total return for the one-year period was above the Russell 2500 Index Return and the Peer Group median return, but below the Small Blend Fund Universe median return by 1.53%.

•	The Small Cap Growth Fund’s total return for the three-month period was below the Russell 2000 Growth Index return, the Peer Group median return and the Small Growth Fund Universe median return by 3.61%, 1.85% and 1.62%, respectively. The Fund’s total return for the six-month period was the same as the Peer Group median return, but below the Russell 2000 Growth Index return and the Small Growth Fund Universe median return by 2.82% and 0.67%.

•	The Small Cap Value Fund’s total return for the three-month and six-month periods was above the Russell 2000 Value Index return, the Peer Group median return and the Small Value Fund Universe median return.

With respect to the Small Cap Growth Fund and Small Cap Value Fund, the Board noted a meaningful performance comparison was difficult to evaluate due to each Fund’s limited operating history. As a result, the Board considered the performance information of KCM’s Small Cap Growth Composite and Small Cap Value Composite for the one-, three-, and five-year periods ended December 2021, previously provided at a meeting held on April 20-21, 2022, which indicated the following:

•	The Small Cap Growth Composite’s annualized total returns for the one-, three-, and five-year periods were higher than the returns of the Russell 2000 Growth Index.

•	The Small Cap Value Composite’s annualized total returns for the one-, three-, and five-year periods were higher than the returns of the Russell 2000 Value Index.

Advisory Fees and Expense Ratios

The Board considered that under the New Advisory Agreement, Kennedy was entitled to the same advisory fees as Kennedy received under the Initial Advisory Agreement, and that, in addition, Kennedy had contractually agreed to maintain the same expense limitation arrangement for each Fund in place prior to the Transaction until April 30, 2025. With respect to the advisory fees and annual total expenses paid by the Funds, the Meeting materials indicated the following:

•	The ESG SMID Cap Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the same as the Fund Universe median. The Trustees considered that the ESG SMID Cap Fund’s advisory fee was within the range of advisory fees that KCM charges institutional clients to manage separate accounts using the same strategy as the ESG SMID Cap Fund. The Board observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to KCM’s separate account clients. In addition, the annual total expenses paid by the ESG SMID Cap Fund (net of fee waivers) were lower than the Peer Group and Fund Universe medians.

•	The Small Cap Growth Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median, but slightly higher than the Small Growth Fund Universe median by 0.01%. The Board considered that the advisory fee for the Fund was in line with the advisory fees for other accounts within KCM’s Small Cap Growth Composite. The annual total expenses for the Small Cap Growth Fund (net of fee waivers) were lower than the Peer Group and Fund Universe medians.

•	The Small Cap Value Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median but slightly higher than the Small Blend Fund Universe median by 0.02%. The Board considered that the proposed advisory fee for the Fund was in line with the advisory fees for other accounts within KCM’s Small Cap Value Composite. The annual total expenses for the Small Cap Value Fund (net of fee waivers) were lower than the Peer Group and Fund Universe medians.

Profitability and Economies of Scale

At the Meeting, the Board considered information prepared by KCM relating to its costs and profits with respect to each Fund for the period ended October 31, 2022. The Board noted that, with respect to each of the Small Cap Growth Fund and Small Cap Value Fund, KCM had waived its entire advisory fee and subsidized certain operating expenses, and that, with respect to the ESG SMID Cap Fund, KCM had waived a significant portion of its advisory fee. The Board further noted that KCM had not realized a profit with respect to any of the Funds. The Trustees also noted that although the New Advisory Agreement did not provide for any advisory fee breakpoints, the asset level of each Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

At the Meeting, the Board also considered the potential “fall out” benefits to be received by KCM as a result of its relationship with the Funds, other than the receipt of its advisory fee, included any research made available to KCM by broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s CCO of KCM’s compliance program, and the intangible benefits of KCM’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusion

At the Meeting, based on its review, including its consideration of the fact that KCM’s compensation under the New Advisory Agreement is the same as the compensation it received under the Initial Advisory Agreement and that key personnel of KCM continue to be involved in the overall supervision of the general investment management and investment operations of each Fund, the Board concluded that KCM has the capabilities, resources and personnel necessary to manage the Funds, and that in light of the services to be provided by KCM to the Funds pursuant to the New Advisory Agreement, the compensation to be paid to it under the New Advisory Agreement is fair and reasonable, and that approval of the New Advisory Agreement is in the best interest of each Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND KCM WITH RESPECT TO THEIR FUND(S).

SECTION 15(f) SAFE HARBOR

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment adviser (or its predecessor or successor) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust and KCM are not aware of any circumstances relating to the Transaction that might result in the imposition of an “unfair burden” on the Funds as a result of the Transaction.

Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Board currently satisfies this condition.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Funds. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

•	Attend the Special Meeting in person;

•	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address listed on your proxy card(s);

•	call the toll-free number listed on the proxy card(s) to speak with a live operator Monday through Friday [9:00 a.m. to 10:00 p.m.] Eastern Time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund(s). You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

Quorum and Voting Requirements

Only shareholders of record on February 15, 2023, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of a Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

The shares outstanding and entitled to vote for each Fund are listed in Appendix B.

Required Vote

Approval of the Proposal will require the affirmative vote of a majority of the outstanding shares of the applicable Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities of the Fund present and entitled to vote at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote at the Special Meeting.

If a Proposal is not approved for one or more Funds, management expects that the Special Meeting would be adjourned for the particular Fund(s) to give more time to solicit shareholder votes in favor of the Proposal that did not receive shareholder approval. In the case that a Proposal is not approved, the Board will consider other possible courses of action. The Board will take such action as it deems necessary and in the best interests of that Fund and its shareholders, which may include further solicitation of that Fund’s shareholders, solicitation of the approval of different proposals, or the liquidation of the Fund.

Adjournments

If a quorum of shareholders of a Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of such Fund(s) to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to a Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to a Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Any Proposal for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because the proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the applicable proposal, and such shares will not count as present for quorum purposes. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

GENERAL INFORMATION

Method and Cost of Solicitation

KCM will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of KCM, without additional compensation, may solicit proxies by telephone. Broadridge Financial Solutions (“Broadridge”) has also been engaged to assist in the solicitation of proxies, at an estimated cost of $[   ]. KCM will pay all of the costs related to the solicitation of the Funds’ proxies, including the costs of Broadridge.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of KCM. In addition, since February 1, 2021, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which KCM, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

Information on shareholders who owned beneficially 5% or more of the outstanding shares of a class of a Fund or 25% or more of a Fund’s outstanding shares as of the Record Date is set forth in Appendix C.

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Funds upon request. Requests for such reports should be directed to the KCM Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-882-8825.

Submission of Proposals for Next Meeting of Shareholders

The Funds do not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for a Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-882-8825.

APPENDIX A

INTERIM AND NEW

INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST II

AND

Kennedy Capital Management LLC

THIS INTERIM AND NEW INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of _________, is entered into by and between Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Kennedy Capital Management LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser has agreed to furnish investment advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.             In General. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2.             Duties and Obligations of the Adviser with Respect to Investment of Assets of Each Fund.

(a)            Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

(b)            In performing its duties under this Section 2 with respect to a Fund, the Adviser may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers. If the Adviser chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Adviser delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisers, then subject to the requirements of the 1940 Act the Adviser shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisers for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisers; (iv) full discretion to terminate and replace any investment sub-adviser; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-adviser. In connection with the Adviser responsibilities with respect to any sub-advised Fund, the Adviser shall (i) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (ii) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (iii) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisers from time to time, as the Adviser deems appropriate, to enable the Fund to achieve its investment goals. The Adviser shall notify the Trust in writing of any change of control of the Sub-adviser at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser. In addition, the Adviser shall monitor compliance by each investment sub-adviser of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-adviser.

3.             Covenants. In the performance of its duties under this Agreement, the Adviser:

(a)            shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b)            will, with respect to each Fund’s assets not managed by an investment sub-adviser, place orders either directly with the issuer or with any broker or dealer.  Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders.  In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.  Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c)            will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d)            will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement, or will provide the Trust with at least 30 days’ advance written notice if the Adviser obtains such insurance in a lesser amount;

(e)            will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Adviser; and

(f)            will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4.            Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request.  The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Adviser maintaining copies of any such records, including the performance records of each Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.

6.            Agency Cross and Rule 17a-7 Transactions. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Adviser’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy.  The Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent.  This prohibition exists because when the Adviser makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser’s part regarding the advisory client.  The SEC has adopted a rule under the Advisers Act which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance.  By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account, provided that the Adviser agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Adviser unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions.  The Trust may revoke its consent at any time by written notice to the Adviser.

7.            Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)            Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b)            the Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisers.

8.            Compensation of the Adviser. Each Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets.  For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9.            Adviser’s Liability. The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Trust or another third party for inclusion therein. The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10.            Duration and Termination.

(a)            This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and shall terminate with respect to teach Fund 150 days after such effective date unless it has been approved by a majority of each Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”); provided, however, that the term of this Agreement may be extended if permitted by regulatory or other action by the SEC or its staff. If this Agreement is so approved by a majority of each Fund’s shareholders, then, unless sooner terminated with respect to a Fund as provided herein, this Agreement shall continue in effect for with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b)            During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Funds’ custodian. If a majority of each Fund's outstanding voting securities approve this Agreement with respect to each Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Adviser. If a majority of each Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Adviser will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Adviser in performing its duties pursuant to this Agreement with respect to each Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

(c)            This Agreement may be terminated by either party at any time as to a Fund, without the payment of any penalty, upon giving the other party 60 days’ notice (which notice may be waived by the other party), provided that such termination by the Trust shall be directed or approved (x) by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (y) by the Adviser on 60 days’ written notice (which notice may be waived by the Trust). Notwithstanding the foregoing, during the Interim Period the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11.            Notices.  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12.           Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objection that either Designated Court is an inconvenient forum.

14.           Use of the Names of the Fund.  The Adviser has consented to the use by each Fund of the name or identifying word “Kennedy” in the name of the Fund.  Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund.  The name or identifying word “Kennedy” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates.  The Adviser may require any Fund to cease using “Kennedy” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.

15.           Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

16.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

17.           Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE ADVISER:	THE TRUST:

KENNEDY CAPITAL MANAGEMENT LLC	INVESTMENT MANAGERS SERIES TRUST II on behalf of each Fund

By:	By:

Print Name:	Print Name:

Title:	Title:

Appendix A

Fund/Class	Adviser Fee	Effective Date
Kennedy Capital ESG SMID Cap Fund	0.75%	__/__/____
Kennedy Capital Small Cap Value Fund	0.82%	__/__/____
Kennedy Capital Small Cap Growth Fund	0.82%	__/__/____

APPENDIX B

NUMBER OF SHARES/INTERESTS OUTSTANDING AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of [ ]
Kennedy Capital ESG SMID Cap Fund
Institutional Class
Kennedy Capital Small Cap Growth Fund
Institutional Class
Kennedy Small Cap Value Fund
Institutional Class

APPENDIX C

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table list the Funds’ principal shareholders and control persons. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Currently, Investor Class shares of each Fund are not available for purchase and there are no shareholders of Investor Class shares.

Kennedy Capital ESG SMID Cap Fund – Institutional Class

Shareholder Name and Address	Percentage of Shares Owned as of February 15, 2023

Kennedy Capital Small Cap Growth Fund – Institutional Class

Shareholder Name and Address	Percentage of Shares Owned as of February 15, 2023

Kennedy Capital Small Cap Value Fund – Institutional Class

Shareholder Name and Address	Percentage of Shares Owned as of February 15, 2023

THE KCM FUNDS C/O UMB FUND SERVICES, INC. 235 WEST GALENA STREET MILWAUKEE, WISCONSIN 53212 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D96749-S62584 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposal: 1. Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital ESG SMID Cap Fund, and Kennedy Capital Management LLC. 2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D96750-S62584 Kennedy Capital ESG SMID Cap Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Kennedy Capital ESG SMID Cap Fund (the "Fund") hereby appoints Joshua Gohr and Diane Drake, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on February 15, 2023 at a Special Meeting of Shareholders to be held on March 29, 2023 at 9:00 A.M. PST at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE

THE KCM FUNDS C/O UMB FUND SERVICES, INC. 235 WEST GALENA STREET MILWAUKEE, WISCONSIN 53212 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D96751-S62584 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposal: 1. Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital Small Cap Growth Fund, and Kennedy Capital Management LLC. 2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D96752-S62584 Kennedy Capital Small Cap Growth Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Kennedy Capital Small Cap Growth Fund (the "Fund") hereby appoints Joshua Gohr and Diane Drake, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on February 15, 2023 at a Special Meeting of Shareholders to be held on March 29, 2023 at 9:00 A.M. PST at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE

THE KCM FUNDS C/O UMB FUND SERVICES, INC. 235 WEST GALENA STREET MILWAUKEE, WISCONSIN 53212 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D96753-S62584 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposal: 1. Approval of a new investment advisory agreement between Investment Managers Series Trust II, on behalf of the Kennedy Capital Small Cap Value Fund, and Kennedy Capital Management LLC. 2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D96754-S62584 Kennedy Capital Small Cap Value Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Kennedy Capital Small Cap Value Fund (the "Fund") hereby appoints Joshua Gohr and Diane Drake, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on February 15, 2023 at a Special Meeting of Shareholders to be held on March 29, 2023 at 9:00 A.M. PST at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE